Exhibit 10.46

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

TWENTIETH AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Twentieth Amendment to the Full-time Transponder Capacity Agreement (Pre-Launch) (the “Nineteenth Amendment”) is made and entered into as of this 11th day of August, 2014 (the “Effective Date”) by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with **** transponders on Galaxy 18 (the “**** Transponders”); **** transponders on Galaxy 18 (the “**** Transponders”); and **** transponders on Horizons 1 (the “**** Transponder”);

WHEREAS, Customer wishes **** Intelsat, all of which is further defined below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

“Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, on a **** day, **** week), in outerspace, for the Capacity Term (as defined here), the Customer’s Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B. For purposes of this Agreement, the “Customer’s Transponder Capacity” or “Customer’s Transponders” shall **** (a) **** (as defined in Section 1.2, below) **** transponders (collectively, the “Customer’s **** Transponders’ and individually, the “Customer’s **** Transponder”) from that certain U.S. domestic satellite referred to by Intelsat as “****,” located **** Longitude, (b) **** transponders from the **** of that certain satellite referred to by Intelsat as “****” at **** Longitude (“Customer’s **** Transponder”); (c) **** Transponder **** on ****; (d) **** Transponder from that certain U.S. domestic satellite referred to by Intelsat as “****,”

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located **** Longitude (the “**** Transponder”); (e) **** Transponder **** on **** (the “**** Transponder ****”); (f) **** Transponder **** on **** (the “**** Transponder ****”).”

3.	Section 3.1, Monthly Fee. Customer’s Monthly Fee shall be as set forth in Appendix A attached hereto.

4.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Eighteenth Amendment as of the day and year above written.

INTELSAT CORPORATION		GCI COMMUNICATION CORP.

By:	/s/ Stephen A. Chernow	By:	/s/ Jimmy Sipes

Name:	Stephen A. Chernow	Name:	Jimmy Sipes

Title:	VP & Deputy General Counsel	Title:	VP Network Services & Chief Engineer

Date:	August 13, 2014	Date:	August 11, 2014

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APPENDIX A

CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEUDLE FOR
GCI COMMUNICATIONS CORP.

SVO #	****/ Transponder No	Transponder Type	Capacity Term	Monthly Fee
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***

* **** Fee includes US$**** for **** Fee and the US$**** for each of **** Transponders under Article 14. If the **** Longitude **** Transponder is **** or **** Customer is **** Transponder on **** (of its successor satellite), the **** Fee **** Transponder ****. If, however, the **** Longitude **** Transponder ****, then the **** Fee for **** Transponder **** Fee. The **** Longitude **** fee shall be ****.

** **** Fee includes US$**** for **** Fee and the US$**** for each of **** and **** Transponders with **** Replacement **** under Article 15. If the **** Replacement Transponder is **** or **** Customer **** Transponder on **** Replacement, the **** Fee

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**** Transponder ****. If, however, the **** Replacement Transponder ****, then the **** Fee for **** Transponder **** Fee. The *** Replacement **** Fee shall be ****.

*** **** Fee includes US$**** for **** Fee and the US$**** for **** Customer’s **** Transponder Galaxy XR **** Fees (hereinafter referred to as the “**** Fee” as **** is the Replacement Satellite **** Galaxy XR), **** for transponder ****. If the **** Transponder **** (as defined in Article 17), the **** Fee **** Transponder ****. If, however, the **** Transponder **** (as defined in Article 17), then the **** Fee **** Transponder **** Fee. The **** Fee shall be ****.

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